                                                                   Exhibit 10.13
                                                                  EXECUTION COPY

               AMENDMENT NO. 3 TO CREDIT AND GUARANTY AGREEMENT

     AMENDMENT dated as of November 9, 2001 to the Credit and Guaranty Agreement dated as of January 7, 1998 (as heretofore amended and/or restated, the "Credit Agreement") among ARAMARK SERVICES, INC., ARAMARK UNIFORM SERVICES GROUP, INC. and ARAMARK CORPORATION, the BANKS party thereto and THE CHASE MANHATTAN BANK and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agents.

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment.

     (a) Effective for all dates on and after the date on which the Parent Guarantor and its Wholly-Owned Subsidiaries shall have consummated the acquisition of the Management Services Division of The ServiceMaster Company,
Section 5.10 of the Credit Agreement is amended to read in its entirety as follows:

          SECTION 5.10. Debt Coverage. As of the last day of each fiscal quarter of the Parent Guarantor ending during a period set forth in the table below, the Leverage Ratio at such day shall not be less than the ratio set forth in the table below corresponding to the applicable period; provided that the Leverage Ratio as of the last day of any fiscal quarter ending on or after the Equity Issuance Date shall not be less than .300.

================================================================================
   Period                                                      Leverage Ratio
================================================================================
   Prior to December 28, 2001                                       .300
================================================================================
   On or after December 28, 2001 and prior                          .270
   to March 29, 2002
================================================================================
   On or after March 29, 2002 and prior to                          .280
   June 28, 2002
================================================================================
   On or after June 28, 2002 and prior to                           .290
   September 27, 2002
================================================================================
   On or after September 27, 2002                                   .300
================================================================================

          For purposes of this Section 5.10, the "Equity Issuance Date" is the first date, if any, subsequent to November 1, 2001 and prior to September 27, 2002 that is 75 days after the date on which the Parent Guarantor shall have consummated one or more public offerings of its Common Stock; provided that the aggregate net cash proceeds of such public offerings, reduced by the aggregate amount expended by the Parent Guarantor for repurchases of its Common Stock on or after the date of pricing of the initial such public offering and on or prior to the 75th day following the consummation of the initial such public offering, are equal to or greater than $200,000,000.

     (b) The reference in Section 5.11 to "September 29, 2001" is changed to "September 28, 2001."

     SECTION 3. Representations and Warranties. The Parent Guarantor and Borrowers jointly and severally represent and warrant that (i) the representations and warranties set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. Effectiveness. This Amendment shall become effective in accordance with its terms on the date when the Agents shall have received from each of the Parent Guarantor, the Borrowers and Banks comprising the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agents) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        ARAMARK SERVICES, INC.

                                        By:_____________________________
                                             Title:
                                             Address:

                                        ARAMARK UNIFORM SERVICES
                                        GROUP, INC.

                                        By:_____________________________
                                             Title:
                                             Address:

                                        ARAMARK CORPORATION

                                        By:_____________________________
                                             Title:
                                             Address:

                                        THE CHASE MANHATTAN BANK

                                        By:_____________________________
                                             Name:
                                             Title:

                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK

                                        By:_____________________________
                                             Name:
                                             Title:

                                        BANK OF AMERICA, N.A.

                                        By:_____________________________
                                             Name:
                                             Title:

                                        THE BANK OF NEW YORK

                                        By:_____________________________
                                             Name:
                                             Title:

                                        CREDIT LYONNAIS

                                        By:_____________________________
                                             Name:
                                             Title:

                                        FIRST UNION NATIONAL BANK

                                        By:_____________________________
                                             Name:
                                             Title:

                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:_____________________________
                                             Name:
                                             Title:

                                        SUMITOMO MITSUI BANKING
                                        CORPORATION

                                        By:_____________________________
                                             Name:
                                             Title:

                                        WACHOVIA BANK, N.A.

                                        By:_____________________________
                                             Name:
                                             Title:

                                        CIBC INC.

                                        By:_____________________________
                                             Name:
                                             Title:

                                        FLEET NATIONAL BANK

                                        By:_____________________________
                                             Name:
                                             Title:

                                        KBC BANK N.V.

                                        By:_____________________________
                                             Name:
                                             Title:

                                        By:_____________________________
                                             Name:
                                             Title:

                                        MELLON BANK, N.A.

                                        By:_____________________________
                                             Name:
                                             Title:

                                        BANK OF HAWAII

                                        By:_____________________________
                                             Name:
                                             Title:

                                        NATIONAL WESTMINSTER BANK PLC

                                        By:_____________________________
                                             Name:
                                             Title:

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:_____________________________
                                             Name:
                                             Title:

                                        THE BANK OF NOVA SCOTIA

                                        By:_____________________________
                                             Name:
                                             Title:

                                        BANK ONE, N.A.

                                        By:_____________________________
                                             Name:
                                             Title:

                                        PB CAPITAL CORPORATION

                                        By:_____________________________
                                             Name:
                                             Title:

                                        By:_____________________________
                                             Name:
                                             Title:

                                        COMERICA BANK

                                        By:_____________________________
                                             Name:
                                             Title:

                                        COOPERATIEVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK
                                        B.A., "RABOBANK NEDERLAND",
                                        NEW YORK BRANCH

                                        By:_____________________________
                                             Name:
                                             Title:

                                        By:_____________________________
                                             Name:
                                             Title:

                                        AMSOUTH BANK

                                        By:_____________________________
                                             Name:
                                             Title:

                                        BNP PARIBAS

                                        By:_____________________________
                                             Name:
                                             Title:

                                        By:_____________________________
                                             Name:
                                             Title:

                                        NATIONAL CITY BANK

                                        By:_____________________________
                                             Name:
                                             Title: